                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                  PACIFIC GROWTH (A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |      ERV               |
          T  =      |    \  | -------------          |  - 1
                    |     \ |       P                |
                    |      \|                        |
                    |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT

                                                          (A)
  $1,000       ERV AS OF   AGGREGATE        NUMBER OF     AVERAGE ANNUAL
INVESTED - P   31-Oct-97   TOTAL RETURN     YEARS - n     TOTAL RETURN - T
------------   ---------   ------------     ----------    ----------------

28-Jul-97        $628.40       (37.16%)           0.26               NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |       EV               |
          t  =      |    \  | -------------          |  - 1
                    |     \ |       P                |
                    |      \|                        |
                    |_                              _|

                     EV
          TR  =  ----------   - 1
                     P


    t = AVERAGE ANNUAL TOTAL RETURN
        (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                              (C)                             (B)
  $1,000        EV AS OF      TOTAL             NUMBER OF     AVERAGE ANNUAL
INVESTED - P   31-Oct-97      RETURN - TR       YEARS - n     TOTAL RETURN - t
------------   ---------      ------------      -----------   ----------------

28-Jul-97        $663.20          (33.68%)             0.26               NA


(D)      GROWTH OF $10,000*
(E)      GROWTH OF $50,000*
(F)      GROWTH OF $100,000*

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION



                 TOTAL            (D)   GROWTH OF        (E)   GROWTH OF         (D)   GROWTH OF
INVESTED - P     RETURN - TR      $10,000 INVESTMENT-G   $50,000 INVESTMENT - G  $100,000 INVESTMENT - G
------------     ------------     --------------------   ----------------------  -----------------------
28-Jul-97           (33.68)                   $6,284                 $31,834                  $64,330



*INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4% &
 3% SALES CHARGE

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                               PACIFIC GROWTH FUND (B)


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |      ERV               |
          T  =      |    \  | -------------          |  - 1
                    |     \ |       P                |
                    |      \|                        |
                    |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT

                                                          (A)
  $1,000       ERV AS OF   AGGREGATE        NUMBER OF     AVERAGE ANNUAL
INVESTED - P   31-Oct-97   TOTAL RETURN     YEARS - n     TOTAL RETURN - T
------------   ---------   ------------     ----------    ----------------

   31-Oct-96     $655.90       (34.41%)           1.00           (34.41%)

   31-Oct-92   $1,101.80        10.18%          (92.84)           (0.10%)

   30-Nov-90   $1,448.60        44.86%          (90.92)           (0.41%)


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |       EV               |
          t  =      |    \  | -------------          |  - 1
                    |     \ |       P                |
                    |      \|                        |
                    |_                              _|

                     EV
          TR  =  ----------   - 1
                     P


    t = AVERAGE ANNUAL TOTAL RETURN
        (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                               (C)                            (B)
  $1,000        EV AS OF       TOTAL            NUMBER OF     AVERAGE ANNUAL
INVESTED - P   31-Oct-97       RETURN - TR      YEARS - n     TOTAL RETURN - t
------------   ---------       -----------      ----------    ----------------

31-Oct-96        $689.90          (31.01%)            1.00          (31.01%)

31-Oct-92      $1,121.80           12.18%             5.00            2.33%

30-Nov-90      $1,448.60           44.86%             6.92            5.50%

(D)      GROWTH OF $10,000
(E)      GROWTH OF $50,000
(F)      GROWTH OF $100,000


FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION



                                    (D)                      (E)                    (F)
$10,000           TOTAL             GROWTH OF                GROWTH OF              GROWTH OF
INVESTED - P      RETURN - TR       $10,000 INVESTMENT       $50,000 INVESTMENT     $100,000 INVESTMENT
-----------       -----------       ------------------       ------------------     --------------------
  30-Nov-90             44.86                $14,486                 $72,430                 $144,860




                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                  PACIFIC GROWTH (C)



(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |      ERV               |
          T  =      |    \  | -------------          |  - 1
                    |     \ |       P                |
                    |      \|                        |
                    |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT

                                                          (A)
  $1,000       ERV AS OF   AGGREGATE     NUMBER OF        AVERAGE ANNUAL
INVESTED - P   31-Oct-97   TOTAL RETURN  YEARS - n        TOTAL RETURN - T
------------   ---------   ------------  -------------    ----------------

  28-Jul-97      $655.10       (34.49%)         0.26                 NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |       EV               |
          t  =      |    \  | -------------          |  - 1
                    |     \ |       P                |
                    |      \|                        |
                    |_                              _|

                     EV
          TR  =  ----------   - 1
                     P


    t = AVERAGE ANNUAL TOTAL RETURN
        (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                                (C)                           (B)
  $1,000       EV AS OF        TOTAL           NUMBER OF      AVERAGE ANNUAL
INVESTED - P   31-Oct-97       RETURN - TR     YEARS - n      TOTAL RETURN - t
------------   ---------       -----------     -------------  ----------------

28-Jul-97        $661.70          (33.83%)              0.26             NA


(D)      GROWTH OF $10,000
(E)      GROWTH OF $50,000
(F)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


                  TOTAL           (D)   GROWTH OF        (E)   GROWTH OF         (D)   GROWTH OF
INVESTED - P      RETURN - TR     $10,000 INVESTMENT-G   $50,000 INVESTMENT - G  $100,000 INVESTMENT - G
------------      -----------     --------------------   ----------------------  -----------------------
  28-Jul-97           (33.83)                 $6,617                 $33,085                  $66,170



                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                                  PACIFIC GROWTH (D)



(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                     _                              _
                    |        ______________________  |
FORMULA:            |       |                        |
                    |  /\ n |       EV               |
          t  =      |    \  | -------------          |  - 1
                    |     \ |       P                |
                    |      \|                        |
                    |_                              _|

                     EV
          TR  =  ----------   - 1
                     P


    t = AVERAGE ANNUAL COMPOUND RETURN
    n = NUMBER OF YEARS
    EV = ENDING VALUE
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN



                                           (A)                                       (B)
  $1,000            EV AS OF               TOTAL                      NUMBER OF      AVERAGE ANNUAL
INVESTED - P        31-Oct-97              RETURN - TR                YEARS - n      COMPOUND RETURN - t
------------        ---------              -----------                ---------      -------------------

  28-Jul-97           $663.20                 (33.68%)                    0.26                     NA





(C)      GROWTH OF $10,000
(D)      GROWTH OF $50,000
(E)      GROWTH OF $100,000


FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION



$10,000           TOTAL          (C)   GROWTH OF          (D)   GROWTH OF         (E)   GROWTH OF
INVESTED - P      RETURN - TR    $10,000 INVESTMENT- G    $50,000 INVESTMENT- G   $100,000 INVESTMENT- G
------------      -----------    ---------------------    ---------------------   ----------------------
28-Jul-97             (33.68)                   $6,632                  $33,160                  $66,320


